UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                December 20, 2007


                               EPICEPT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        000-51290                                         52-1841431
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(Commission File Number)                       (IRS Employer Identification No.)


777 Old Saw Mill River Road
Tarrytown, NY                                                         10591
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(Address of Principal Executive Offices)                           (Zip Code)


                                 (914) 606-3500
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 20, 2007, EpiCept GmbH, a wholly-owned subsidiary of the registrant, EpiCept Corporation (the "Company"), entered into a repayment agreement with Technologie-Beteiligungs Gesellschaft mbH der Deutschen Ausgleichsbank ("tbg").

In August 1997, EpiCept GmbH entered into a ten-year non-amortizing loan in the amount of (euro)1.5 million with tbg. The loan bears interest at 6% per annum. Tbg was also entitled to receive additional compensation equal to 9% of the annual surplus (income before taxes, as defined in the loan agreement) of EpiCept GmbH, reduced by any other compensation received from EpiCept GmbH by virtue of other loans to or investments in EpiCept GmbH provided that tbg is an equity investor in EpiCept GmbH during that time period. At the demand of tbg, additional amounts may also have been due at the end of the loan term, up to 30% of the loan amount, per ss. 9 Section 4 of the loan agreement. The effective rate of interest of this loan is 9.7%. As of December 20, 2007, (euro)1.5 million remains outstanding under the loan.

Pursuant to the terms of the repayment agreement, EpiCept GmbH will repay to tbg approximately (euro)0.2 million on December 31, 2007, representing all interest payable to tbg as of this date. The remaining loan balance of (euro)1.5 million, plus accrued interest at a rate of 7.38% per annum beginning January 1, 2008, will be repaid to tbg no later than June 30, 2008. Tbg waives any additional interest payments of approximately (euro)0.5 million provided for in ss. 9
Section 4 of the loan agreement.

A copy of the repayment agreement is attached hereto and incorporated herein by reference as Exhibit 10.1.


ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information required by Item 2.03 is contained in Item 1.01 and is incorporated herein by reference.


ITEM 9.01   FINANCIAL STATEMENT AND EXHIBITS.

(d) Exhibits.

         10.1     Repayment Agreement, dated December 20, 2007.


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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        EPICEPT CORPORATION

                                        By: /s/ Robert W. Cook
                                            ----------------------------------
                                            Name: Robert W. Cook
                                            Title:  Chief Financial Officer

Date: December 21, 2007























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
                                  EXHIBIT INDEX


         No.          Description
         ---          -----------

         10.1         Repayment Agreement, dated December 20, 2007.

























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